                               POWER OF ATTORNEY



     I, Margo N. Alexander, President of Mitchell Hutchins/Kidder, Peabody Equity Income Fund, Inc., Mitchell Hutchins/Kidder, Peabody Government Income Fund, Inc., PaineWebber/Kidder, Peabody Cash Reserve Fund, Inc., PaineWebber/Kidder, Peabody Government Money Fund, Inc., and PaineWebber/Kidder, Peabody Tax Exempt Money Fund, Inc. (collectively, the 'Funds'), hereby constitute and appoint Victoria E. Schonfeld, Dianne E. O'Donnell, Gregory K. Todd and Scott Griff, and each of them singly, my true and lawful attorneys, with full power to them to sign for me, and in my capacity as President for each of the Funds, any and all amendments to each of the particular registration statements of the Funds, and all instruments necessary or desirable in connection therewith, filed with the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to said registration statements.



     Pursuant to the requirements of the Securities Act of 1933, this instrument has been signed below by the following in the capacity and on the date indicated.



                SIGNATURE                                         TITLE                              DATE
------------------------------------------  -------------------------------------------------   ---------------
          /s/ MARGO N. ALEXANDER                                President                        July 21, 1995
 .........................................
           (MARGO N. ALEXANDER)

                               POWER OF ATTORNEY



     I, Frank P.L. Minard, Director of Mitchell Hutchins/Kidder, Peabody Equity Income Fund, Inc., Mitchell Hutchins/Kidder, Peabody Government Income Fund, Inc., PaineWebber/Kidder, Peabody Cash Reserve Fund, Inc., PaineWebber/Kidder, Peabody Government Money Fund, Inc., and PaineWebber/Kidder, Peabody Tax Exempt Money Fund, Inc. (collectively, the 'Funds'), hereby constitute and appoint Victoria E. Schonfeld, Dianne E. O'Donnell, Gregory K. Todd and Scott Griff, and each of them singly, my true and lawful attorneys, with full power to them to sign for me, and in my capacity as Director for each of the Funds, any and all amendments to each of the particular registration statements of the Funds, and all instruments necessary or desirable in connection therewith, filed with the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to said registration statements.



     Pursuant to the requirements of the Securities Act of 1933, this instrument has been signed below by the following in the capacity and on the date indicated.



                SIGNATURE                                         TITLE                              DATE
------------------------------------------  -------------------------------------------------   ---------------
          /s/ FRANK P.L. MINARD                                 Director                         May 18, 1995
 .........................................
           (FRANK P.L. MINARD)

                               POWER OF ATTORNEY



     I, David J. Beaubien, Director of Mitchell Hutchins/Kidder, Peabody Equity Income Fund, Inc., Mitchell Hutchins/Kidder, Peabody Government Income Fund, Inc., PaineWebber/Kidder, Peabody Cash Reserve Fund, Inc., PaineWebber/Kidder, Peabody Government Money Fund, Inc., and PaineWebber/Kidder, Peabody Tax Exempt Money Fund, Inc. (collectively, the 'Funds'), hereby constitute and appoint Victoria E. Schonfeld, Dianne E. O'Donnell, Gregory K. Todd and Scott Griff, and each of them singly, my true and lawful attorneys, with full power to them to sign for me, and in my capacity as Director for each of the Funds, any and all amendments to each of the particular registration statements of the Funds, and all instruments necessary or desirable in connection therewith, filed with the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to said registration statements.



     Pursuant to the requirements of the Securities Act of 1933, this instrument has been signed below by the following in the capacity and on the date indicated.



                SIGNATURE                                         TITLE                              DATE
------------------------------------------  -------------------------------------------------   ---------------
          /s/ DAVID J. BEAUBIEN                                 Director                         March 8, 1995
 .........................................
           (DAVID J. BEAUBIEN)

                               POWER OF ATTORNEY



     I, William W. Hewitt, Jr., Director of Mitchell Hutchins/Kidder, Peabody Equity Income Fund, Inc., Mitchell Hutchins/Kidder, Peabody Government Income Fund, Inc., PaineWebber/Kidder, Peabody Cash Reserve Fund, Inc., PaineWebber/Kidder, Peabody Government Money Fund, Inc., and PaineWebber/Kidder, Peabody Tax Exempt Money Fund, Inc. (collectively, the 'Funds'), hereby constitute and appoint Victoria E. Schonfeld, Dianne E. O'Donnell, Gregory K. Todd and Scott Griff, and each of them singly, my true and lawful attorneys, with full power to them to sign for me, and in my capacity as Director for each of the Funds, any and all amendments to each of the particular registration statements of the Funds, and all instruments necessary or desirable in connection therewith, filed with the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to said registration statements.



     Pursuant to the requirements of the Securities Act of 1933, this instrument has been signed below by the following in the capacity and on the date indicated.



                SIGNATURE                                         TITLE                              DATE
------------------------------------------  -------------------------------------------------   ---------------
        /s/ WILLIAM W. HEWITT, JR.                              Director                         March 8, 1995
 .........................................
         (WILLIAM W. HEWITT, JR.)

                               POWER OF ATTORNEY



     I, Thomas R. Jordan, Director of Mitchell Hutchins/Kidder, Peabody Equity Income Fund, Inc., Mitchell Hutchins/Kidder, Peabody Government Income Fund, Inc., PaineWebber/Kidder, Peabody Cash Reserve Fund, Inc., PaineWebber/Kidder, Peabody Government Money Fund, Inc., and PaineWebber/Kidder, Peabody Tax Exempt Money Fund, Inc. (collectively, the 'Funds'), hereby constitute and appoint Victoria E. Schonfeld, Dianne E. O'Donnell, Gregory K. Todd and Scott Griff, and each of them singly, my true and lawful attorneys, with full power to them to sign for me, and in my capacity as Director for each of the Funds, any and all amendments to each of the particular registration statements of the Funds, and all instruments necessary or desirable in connection therewith, filed with the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to said registration statements.



     Pursuant to the requirements of the Securities Act of 1933, this instrument has been signed below by the following in the capacity and on the date indicated.



                SIGNATURE                                         TITLE                              DATE
------------------------------------------  -------------------------------------------------   ---------------
           /s/ THOMAS R. JORDAN                                 Director                         March 8, 1995
 .........................................
            (THOMAS R. JORDAN)

                               POWER OF ATTORNEY



     I, Carl W. Schafer, Director of Mitchell Hutchins/Kidder, Peabody Equity Income Fund, Inc., Mitchell Hutchins/Kidder, Peabody Government Income Fund, Inc., PaineWebber/Kidder, Peabody Cash Reserve Fund, Inc., PaineWebber/Kidder, Peabody Government Money Fund, Inc., and PaineWebber/Kidder, Peabody Tax Exempt Money Fund, Inc. (collectively, the 'Funds'), hereby constitute and appoint Victoria E. Schonfeld, Dianne E. O'Donnell, Gregory K. Todd and Scott Griff, and each of them singly, my true and lawful attorneys, with full power to them to sign for me, and in my capacity as Director for each of the Funds, any and all amendments to each of the particular registration statements of the Funds, and all instruments necessary or desirable in connection therewith, filed with the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by said attorneys to any and all amendments to said registration statements.



     Pursuant to the requirements of the Securities Act of 1933, this instrument has been signed below by the following in the capacity and on the date indicated.



                SIGNATURE                                         TITLE                              DATE
------------------------------------------  -------------------------------------------------   ---------------
           /s/ CARL W. SCHAFER                                  Director                         March 8, 1995
 .........................................
            (CARL W. SCHAFER)